                                                                 EXHIBIT 10.4(d)

                                                          Contract No. 31044000A
                                                                   GGC- 10474-CO

         No-Notice Storage and Transportation Delivery Service Agreement
                               Rate Schedule NNT-1

                                     between

                         COLORADO INTERSTATE GAS COMPANY

                                       and

                               GREELEY GAS COMPANY
                    (A DIVISION OF ATMOS ENERGY CORPORATION)

                             Dated: OCTOBER 1, 2002

                                                          Contract No. 31044000A

         NO-NOTICE STORAGE AND TRANSPORTATION DELIVERY SERVICE AGREEMENT
                               RATE SCHEDULE NNT-1

         The Parties identified below, in consideration of their mutual promises, agree as follows:

1.       TRANSPORTER: COLORADO INTERSTATE GAS COMPANY

2.       SHIPPER: GREELEY GAS COMPANY, (A DIVISION OF ATMOS ENERGY CORPORATION)

3. APPLICABLE TARIFF: Transporter's FERC Gas Tariff, First Revised Volume No. 1, as the same may be amended or superseded from time to time ("the Tariff").

4. CHANGES IN RATES AND TERMS: Transporter shall have the right to propose to the FERC changes in its rates and terms of service, and this Agreement shall be deemed to include any changes which are made effective pursuant to FERC Order or regulation or provisions of law, without prejudice to Shipper's right to protest the same.

5. TRANSPORTATION SERVICE: Transportation Service at and between Point of Withdrawal and Primary Point(s) of Delivery shall be on a firm basis. Delivery of quantities at Secondary Point(s) shall be in accordance with the Tariff.

6. DELIVERY: Transporter agrees to transport and deliver Delivery Quantities to Shipper (or for Shipper's account) at the Point(s) of Delivery identified in the attached Exhibit "A." Minimum and Maximum delivery pressures, as applicable, are listed on Exhibit "A."

7. RATES AND SURCHARGES: As set forth in Exhibit "B." For example, Transporter and Shipper may agree that a specified discount rate will apply: (a) only to certain specified firm service entitlements under this Agreement; (b) only if specified quantity levels are actually achieved under this Agreement (with higher rates, charges, and fees applicable to all quantities above those levels, or to all quantities under the Agreement if the specified levels are not achieved); (c) only to production reserves committed by the Shipper; (d) only during specified time periods; (e) only to specified Point(s) of Receipt, Point(s) of Delivery, mainline area segments, supply areas, Transportation routes, or defined geographical areas under the associated Transportation Agreement; or (f) in a specified relationship to the quantities actually Delivered (i.e., that the rates shall be adjusted in a specified relationship to quantities actually Delivered); provided, however, that any such discounted rates set forth above shall be between the minimum and maximum rates applicable to the service provided under this Agreement.

         In addition, the discount agreement may include a provision that if one rate component which was at or below the applicable maximum rate at the time the discount agreement was executed subsequently exceeds the applicable maximum rate due to a change in Transporter's maximum rates so that such rate component must be adjusted downward to equal the new applicable maximum rate, then other rate components may be adjusted upward to achieve the agreed overall rate, so long as none of the resulting rate components exceed the maximum rate applicable to that rate component. Such changes to rate components shall be applied prospectively, commencing with the date a Commission order accepts revised tariff sheets. However, nothing contained herein shall be construed to alter a refund obligation under applicable law for any period during which rates that had been charged under a discount agreement exceeded rates which ultimately are found to be just and reasonable.

8.       MAXIMUM DELIVERY QUANTITY (" MDQ"): 12,985 Dth per Day
         MAXIMUM AVAILABLE CAPACITY ("MAC"): 422,142 Dth
         MAXIMUM DAILY INJECTION QUANTITY ("MDIQ"): 4,151 Dth per Day MAXIMUM DAILY WITHDRAWAL QUANTITY ("MDWQ"): 12,985 Dth per Day

         All storage entitlements as stated herein ("MAC", "MDIQ", and "MDWQ") are based on an Average Thermal Content of Gas in Storage of 1,000 Btu per cubic foot. The Available Daily Injection Quantity ("ADIQ"), Available Daily Withdrawal Quantity ("ADWQ"), and storage entitlements shall be subject to the General Terms and Conditions of the Tariff and stated on Transporter's Electronic Bulletin Board.

                                                          Contract No. 31044000A

9.       NEGOTIATED RATE AGREEMENT: NO

10.      TERM OF AGREEMENT: Beginning: OCTOBER 1, 2002
                            Extending through: APRIL 30, 2005

11.      NOTICES, STATEMENTS, AND BILLS:

         TO SHIPPER:

             INVOICES FOR TRANSPORTATION:
                Greeley Gas Company, (a division of Atmos Energy Corporation) 160 Lincoln Centre Three
                5430 LBJ Freeway
                Dallas, Texas 75240
                Attention: John Hack

             ALL NOTICES:

                Greeley Gas Company, (a division of Atmos Energy Corporation) 160 Lincoln Centre Three
                5430 LBJ Freeway
                Dallas, Texas 75240
                Attention: John Hack

         TO TRANSPORTER:

             See Notices, Payments, Nominations, and Points of Contact sheets in the Tariff.

12. SUPERSEDES AND CANCELS PRIOR AGREEMENT: When this Agreement becomes effective, it shall supersede and cancel the following agreement between the Parties: The No-Notice Storage and Transportation Delivery Service Agreement between Transporter and Shipper dated October 1, 2001, referred to as Transporter's Agreement No. 31044000.

13.      ADJUSTMENTS TO RATE SCHEDULE NNT-1 AND/OR GENERAL TERMS AND CONDITIONS:
         N/A.

14. INCORPORATION BY REFERENCE: This Agreement in all respects shall be subject to the provisions of Rate Schedule NNT-1 and to the applicable provisions of the General Terms and Conditions of the Tariff as filed with, and made effective by, the FERC as same may change from time to time (and as they may be amended pursuant to Section 12 of the Agreement).

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

TRANSPORTER:                                SHIPPER:

COLORADO INTERSTATE GAS COMPANY             GREELEY GAS COMPANY, (a division of
                                            Atmos Energy Corporation

By: /s/ Thomas L. Price                     By: /s/ Robert E. Mattingly
    ------------------------                    -------------------------------
        Thomas L. Price                     Name: ROBERT E. MATTINGLY
         Vice President                     Title: VICE PRESIDENT

[STAMP OF LEGAL DEBT]                       Accepted and agreed to this
                                            18th day of November, 2002.
Accepted and agreed to this
6th day of November, 2002.

                                                          Contract No. 31044000A

                                   EXHIBIT "A"

         No-Notice Storage and Transportation Delivery Service Agreement
                                     between
                         COLORADO INTERSTATE GAS COMPANY
                                       and

                              GREELEY GAS COMPANY,
                    (A DIVISION OF ATMOS ENERGY CORPORATION)

                              dated: OCTOBER 1,2002

1. Shipper's Maximum Delivery Quantity ("MDQ"): 12,985 Dth per Day.

2. Shipper's Maximum Available Capacity ("MAC"): 422,142 Dth.

3. Shipper's Maximum Daily Injection Quantity ("MDIQ"): 4,151 Dth per Day.

4. Shipper's Maximum Daily Withdrawal Quantity ("MDWQ"): 12,985 Dth per Day.

                                       Primary Point(s) of
Primary Point(s) of Delivery             Delivery Quantity                Minimum Delivery                   Maximum Delivery
                                       (Dth per Day) (Note 1)            Pressure (p.s.i.g.)                Pressure (p.s.i.g.)
-------------------------------------------------------------------------------------------------------------------------------
CANON CITY GROUP

     Canon City                               7,799                                                              (Note 2)

     Colorado State Penitentiary                552                                                                100

     Engineer's Station 476+78                   10                                                                 LP

     Florence City Gate                       1,823                                                                 60

     Fremont County Industrial Park              16                                                                 LP

     Penrose City Gate                          248                                                                 60

     Penrose PBS-2                              238                                                                 LP

     Portland City Gate                          65                                                                100

     Pritchett City Gate                         65                                                                150
                                             ------
       TOTAL CANON CITY GROUP                10,816
-------------------------------------------------------------------------------------------------------------------------------

                                                          Contract No. 31044000A

                                   EXHIBIT "A"

                                            Primary Point(s) of
                                             Delivery Quantity           Minimum Delivery        Maximum Delivery
Primary Point(s) of Delivery                (Dth per Day) (Note 1)      Pressure (p.s.i.g.)     Pressure (p.s.i.g.)
-------------------------------------------------------------------------------------------------------------------
 McCLAVE GROUP

    McClave Delivery                                 650                                                500

    Brandon Station                                   52                                                350

    Eads City Gate                                   382                                                 60

    Highline Taps:
    Nepolan (Bent County)                              8                                                 LP

    Penrose (Fremont County)                          20                                                 LP

    Piggery (Fremont County)                           7                                                 LP

    L.J Stafford (Baca County)                         7                                                 LP
                                                  ------
    TOTAL McCLAVE GROUP                            1,126
                                                  ------
SPRINGFIELD                                        2,993                                                 LP
                                                  ------
    TOTAL                                         14,935
-------------------------------------------------------------------------------------------------------------------

NOTES:

(1) The sum of the Delivery Quantities at Point(s) of Delivery shall not be greater than Shipper's MDQ.

(2) Line Pressure but not less than 100 p.s.i.g.

                                                          Contract No. 31044000A

                                   EXHIBIT "B"

         No-Notice Storage and Transportation Delivery Service Agreement
                                     between
                        COLORADO INTERSTATE GAS COMPANY
                                       and
                              GREELEY GAS COMPANY,
                    (a division of Atmos Energy Corporation)

                             Dated: OCTOBER 1, 2002

                                             Commodity
                                           Injection Rate         Fuel Reimbursement         Surcharges
-------------------------------------------------------------------------------------------------------
Storage Injection.................           (Note 1)                   (Note 2)               (Note 3)
------------------------------------------------------------------------------------------------------

                                        R1 Reservation            Commodity
    Primary Point(s) of Delivery             Rate                Delivery Rate       Term of Rate          Surcharges
---------------------------------------------------------------------------------------------------------------------
 As listed on Exhibit "A"                  (Note 1)                 (Note 1)        Through 4/30/05         (Note 3)
-------------------------------------------------------------------------------------------------------------------

  NOTES:

  (1) Unless otherwise agreed by the Parties in writing, the rates for service hereunder shall be Transporter's maximum rates for service under Rate Schedule NNT-1 or other superseding Rate Schedule, as such rates may be changed from time to time.

  (2) Fuel Reimbursement shall be as stated on Transporter's Schedule of Surcharges and Fees in the Tariff, as they may be changed from time to time, unless otherwise agreed between the Parties.

  (3)    Applicable Surcharges:

         All applicable surcharges, unless otherwise specified, shall be the maximum surcharge rate as stated in the Schedule of Surcharges and Fees in the Tariff, as such surcharges may be changed from time to time.

         GAS QUALITY CONTROL SURCHARGE:

         The Gas Quality Control Reservation Rate and commodity rate shall be assessed pursuant to Article 20 of the General Terms and Conditions as set forth in the Tariff.

         GRI:

         The GRI Surcharge shall be assessed pursuant to Article 18 of the General Terms and Conditions as set forth in the Tariff.

         ORDER NO. 636 TRANSITION COST MECHANISM:

         Surcharge(s) shall be assessed pursuant to Article 21 of the General Terms and Conditions as set forth in the Tariff.

         ACA:

         The ACA Surcharge shall be assessed pursuant to Article 19 of the General Terms and Conditions as set forth in the Tariff.